Exhibit 99.2

ENDURANCE INTERNATIONAL GROUP ANNOUNCES DEFINITIVE

AGREEMENT TO ACQUIRE CONSTANT CONTACT

•	Combines two leaders in small business online products and services, creating a full suite of online marketing tools and end-to-end solutions

•	Expected to deliver immediate and long-term financial benefit, with estimated fiscal 2015 combined pro forma adjusted revenue of approximately $1.1 billion and pro forma adjusted EBITDA of $350 million

•	Expected to generate fiscal 2016 combined year over year growth in pro forma adjusted revenue of 10 percent to 12 percent, and approximately $400 million in pro forma adjusted EBITDA

•	Expected to enhance free cash flow generation and accelerate delivery of long-term financial targets

•	Increases subscribers on a combined basis to over 5 million

BURLINGTON, MA & WALTHAM, MA (November 2, 2015) — Endurance International Group Holdings, Inc. (NASDAQ: EIGI), and Constant Contact, Inc. (NASDAQ: CTCT) today announced that the two companies have entered into a definitive agreement under which Endurance International will acquire all of Constant Contact’s outstanding shares of common stock for $32.00 per share in cash, valuing Constant Contact at approximately $1.1 billion. The value represents a multiple of 12x 2015 estimated adjusted EBITDA, including cash on its balance sheet. Including expected synergies, this represents a multiple of 7x 2015 estimated adjusted EBITDA. The offer represents a premium of approximately 23 percent over Constant Contact’s closing price of $26.10 on October 30, 2015. The transaction has been approved by the boards of directors of both companies.

Benefits of the proposed transaction include:

•	Expansion of Endurance’s position as a leader in the small business marketing space from web presence to online marketing services;

•	Extension of the company’s product portfolio of solutions and integrated products for its millions of subscribers through the addition of Constant Contact’s suite of online marketing tools such as email marketing, events management, social media integration, and contact management systems;

•	Strengthening of Endurance’s core capabilities by combining with Constant Contact’s competencies as a trusted and distinct brand focused on product and subscriber engagement; and

•	Enhanced operational and financial scale.

Importantly, the transaction brings together two long-standing Massachusetts companies, aligning the shared foundation built on the technology and talent of both.

“We couldn’t be more pleased to welcome Constant Contact to our team and our family of brands. We have long admired Constant Contact and its strong management team, and all that it has accomplished in building a great product set, as well as building an influential culture and team. Their focus on the customer and product development complements our offerings for small business services, and expands our ability to address the needs of SMBs. We know that once small businesses have a web presence, they look for other products and services that will help them to grow their business. We see an opportunity to help our growing subscriber base meet their goals through an integrated suite of solutions, and we are excited to add this talented team to our roster,” said Hari Ravichandran, president and chief executive officer of Endurance.

“Our team has always been passionate about helping small businesses do more business. Joining the Endurance family of brands will allow us to extend our reach and be a better partner to small businesses across the globe. We have long shared a parallel path—from our focus on SMBs, to technology, to talent—and we believe this transaction will build continued value for all constituents,” said Gail Goodman, chief executive officer of Constant Contact.

Financial & operational impacts:

This transaction, combined with Endurance’s recent purchase of its largest co-located data center from ACE Data Centers, is expected to result in:

•	Fiscal 2015 combined pro forma adjusted revenue of approximately $1.1 billion

•	Fiscal 2015 combined pro forma adjusted EBITDA of approximately $350 million

•	Fiscal 2016 combined pro forma adjusted revenue growth of approximately 10 percent to 12 percent

•	Fiscal 2016 combined pro forma adjusted EBITDA of approximately $400 million

•	Acceleration of the delivery of long-term financial targets

•	Subscriber base of over 5 million paying subscribers

The transaction is expected to close during the first quarter of 2016, and is subject to Constant Contact shareholder approval, and other customary closing conditions, including clearance under the Hart-Scott-Rodino Antitrust Improvements Act. Constant Contact shareholders will be asked to vote on the proposed transaction at a special meeting of shareholders that will be held on a date to be announced. Endurance expects to finance the transaction with fully committed debt financing of $1.085 billion. The purchase price will be paid entirely in cash to Constant Contact shareholders.

Cleary Gottlieb Steen & Hamilton LLP acted as legal advisor, Goldman, Sachs & Co. acted as lead financial advisor, and Allen & Company LLC and Credit Suisse also acted as financial advisors for Endurance International Group. Latham & Watkins LLP acted as legal advisor for Constant Contact. Morgan Stanley & Co. LLC acted as lead financial advisor, and Raymond James and Associates acted as a financial advisor for Constant Contact.

For further information regarding the terms and conditions contained in the definitive merger agreement, please refer to Endurance’s and Constant Contact’s Current Reports on Form 8-K, which will be filed with the Securities and Exchange Commission in connection with this transaction.

Endurance International Group management will discuss this transaction on the company’s previously scheduled third quarter 2015 financial results conference call and webcast, scheduled to begin at 8:00 a.m. EST on Monday, November 2, 2015. To participate on the live call, analysts and investors should dial (888) 734-0328 at least ten minutes prior to the call. Endurance International Group will also offer a live and archived webcast of the conference call, accessible from the Investor Relations section of the company’s website at http://ir.endurance.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the expected timing of the completion of the acquisition of Constant Contact described in this press release and the related debt financing; the expected benefits of the transaction, including an increase in the combined business’s subscriber base; the valuation of Constant Contact; Endurance’s immediate and long-term financial expectations for the combined business, including expected growth, pro forma adjusted revenue and pro forma adjusted EBITDA, enhanced free cash flow generation and ability to deliver or accelerate delivery of long-term financial targets; expectations regarding Endurance’s and Constant Contact’s full-year fiscal 2015 results; expectations regarding fiscal 2016 performance of the combined business; expectations regarding the amount, timing and nature of costs synergies or savings resulting from the transaction; and the future operation, direction and success of the Endurance and Constant Contact businesses. These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts, and statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “see,” “seeks,” “estimates,” “will,” “should,” “may,” “confident,” “positions,” “look forward to,” and variations of such words or words of similar meaning and the use of future dates. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that these plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation, uncertainties as to the timing of the contemplated transaction; uncertainties as to the approval of Constant Contact stockholders required in connection with the contemplated transaction; the possibility that a competing proposal will be made; the possibility that Endurance may not receive the anticipated financing or financing on the terms expected; the possibility that the closing conditions to the contemplated transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; the effects of disruption of Endurance’s current plans and operations caused by the announcement of the contemplated transaction, which may cause Endurance’s stock price to decrease or make it more difficult to maintain relationships with employees, customers, vendors and other business partners; the possibility that the business of Constant Contact may suffer as a result of uncertainty surrounding the transaction or that Constant Contact may be adversely affected by other economic, business, legislative, regulatory and/or competitive factors; the inability of Endurance and Constant Contact to retain key personnel; the risk that stockholder litigation or other legal proceedings in connection with the contemplated transaction may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; the possibility of the transaction involving unexpected costs, liabilities or delays; the possibility of any failure to realize the intended benefits of the contemplated transaction, including the inability to integrate Constant Contact’s and Endurance’s business and operations or to realize the anticipated synergies in the expected amount or within the anticipated time frames or cost expectations or at all; the possibility that Endurance’s and Constant Contact’s estimated combined or standalone fiscal 2015 or preliminary fiscal 2016 guidance may differ from expectations; other business effects, including the effects of industry, economic or political conditions outside of the control of the parties to the contemplated transaction; additional expenditures of time and resources related to transaction costs, charges and expenses; adverse impact on Endurance’s business from increased indebtedness and the cost of servicing its debt; actual or contingent liabilities; and other risks and uncertainties discussed in Endurance’s and Constant Contact’s filings with the SEC, including the “Risk Factors” sections of Endurance’s and Constant Contact’s most recent Quarterly Reports on Form 10-Q for the period ended June 30, 2015 and most recent Annual Reports on Form 10-K for the year ended December 31, 2014. You can obtain copies of Endurance’s and Constant Contact’s filings with the SEC for free at the SEC’s website (www.sec.gov). If the transaction is consummated, Constant Contact’s stockholders will cease to have any equity interest in Constant Contact and will have no right to participate in its earnings and future growth. Neither Endurance nor Constant Contact assume any obligation to update any forward-looking statements contained in this document as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

Adjusted EBITDA, pro forma adjusted revenue and pro forma adjusted EBITDA as used herein are non-GAAP measurements that are presented herein as a supplemental disclosure. As used herein, adjusted EBITDA is defined as GAAP net income before income taxes, interest income and other income, net, depreciation and amortization, and stock-based compensation; pro forma adjusted revenue reflects the arithmetic sum of Endurance’s expected revenue and Constant Contact’s expected revenue for the applicable period, in each case adjusted to exclude the impact of any fair value adjustments to deferred revenue resulting from the acquisition of Constant Contact; and pro forma adjusted EBITDA reflects the arithmetic sum of Endurance’s and Constant Contact’s expected adjusted EBITDA for the applicable period, after conforming both adjusted EBITDA figures to Endurance’s methodology for determining adjusted EBITDA, which is calculated as net income (loss) plus (i) changes in deferred revenue, depreciation, amortization, stock-based compensation expense, loss of unconsolidated entities, net loss on sale of assets, expenses related to integration of acquisitions and restructurings, transaction expenses and charges, certain legal advisory expenses, interest expense and income tax expense, less (ii) earnings of unconsolidated entities, net gain on sale of assets and the impact of purchase accounting related to reduced fair value of deferred domain registration costs.

These pro forma figures do not represent “pro forma” amounts determined in accordance with the SEC’s rules and regulations, including Article 11 of Regulation S-X, do not reflect any pro forma adjustments resulting from the proposed transaction, and should not be taken to represent how Endurance would have performed on a historical basis had Constant Contact’s operations been included in the period presented, or how Endurance will perform in any future period. These non-GAAP financial measures, as well as the other information in this press release, should be read in conjunction with Endurance’s and Constant Contact’s financial statements filed with the SEC.

All information presented on a pro forma basis for fiscal years 2015 and 2016 is preliminary.

Additional Information About the Acquisition and Where to Find It

This communication is being made in respect of the proposed transaction involving Constant Contact and Endurance. A special stockholder meeting will be announced soon to obtain stockholder approval in connection with the proposed merger between Constant Contact and Endurance. Constant Contact expects to file with the SEC a proxy statement and other relevant documents in connection with the proposed merger. The definitive proxy statement will be sent or given to the shareholders of Constant Contact and will contain important information about the proposed transaction and related matters. INVESTORS OF CONSTANT CONTACT ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CONSTANT CONTACT, ENDURANCE AND THE PROPOSED MERGER. Investors may obtain a free copy of these materials (when they are available) and other documents filed by Constant Contact with the SEC at the SEC’s website at www.sec.gov, at Constant Contact’s website at www.constantcontact.com or by sending a written request to Constant Contact at 1601 Trapelo Road, Waltham, Massachusetts 02451, Attention: Investor Relations Department.

Participants in the Solicitation

Constant Contact, Endurance, and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from Constant Contact’s stockholders in connection with the proposed merger. Information regarding Constant Contact’s and Endurance’s directors and executive officers is set forth in their respective definitive proxy statements for their respective 2015 Annual Meetings of Stockholders and their respective most recent annual reports on Form 10-K. Information regarding other persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Constant Contact’s stockholders in connection with the proposed merger will be set forth in Constant Contact’s definitive proxy statement for its special stockholder meeting. Additional information regarding these individuals and Constant Contact’s and Endurance’s respective directors and executive officers and any direct or indirect interests they may have in the proposed merger will be set forth in the definitive proxy statement when and if it is filed with the SEC in connection with the proposed merger.

About Endurance International Group

Endurance International Group is a publicly traded (NASDAQ: EIGI) technology company that helps power small and medium-sized businesses online. Through its proprietary cloud platform, Endurance provides web presence solutions including web hosting, eCommerce, eMarketing and mobile business tools to approximately 4.5 million subscribers around the globe. The company’s world-class family of brands includes Bluehost, HostGator, iPage, Domain.com, A Small Orange, MOJO Marketplace, BigRock and ResellerClub, among others. Headquartered in Burlington, Massachusetts, Endurance employs more than 2,700 people across the United States in Utah, Texas, Washington and Arizona and in the United Kingdom, India, Israel and Brazil. For more information on how Endurance can help grow your business, visit endurance.com, follow us on Twitter @EnduranceIntl and like us on Facebook at www.facebook.com/EnduranceInternational.

Endurance International Group and the compass logo are trademarks of The Endurance International Group, Inc. Other brand names of Endurance International Group are trademarks of The Endurance International Group, Inc. or its subsidiaries.

About Constant Contact®, Inc.

Constant Contact introduced the first email marketing tool for small businesses, nonprofits, and associations in 1998. Today, the company helps more than 650,000 customers worldwide find marketing success through the only all-in-one online marketing platform for small organizations. Anchored by our world-class email marketing tool, Constant Contact helps small businesses drive repeat business and find new customers. It features multi-channel marketing campaigns (newsletters/announcements, offers/promotions, online listings, events/registration, and feedback) combined with shared content, contacts, and reporting; free award-winning coaching and product support; and integrations with critical business tools – all from a single login. The company’s extensive network of educators, consultants/resellers, technology providers, franchises, and national associations offer further support to help small organizations succeed and grow. Through its Innovation Loft, Constant Contact is fueling the next generation of small business technology.

Constant Contact and the Constant Contact Logo are registered trademarks of Constant Contact, Inc. All Constant Contact product names and other brand names mentioned herein are trademarks or registered trademarks of Constant Contact, Inc. All other company and product names may be trademarks or service marks of their respective owners.

Endurance Investor Contact:

Angela White

Endurance International Group

(781) 852-3450

ir@endurance.com

Endurance Press Contact:

Dani LaSalvia

Endurance International Group

(781) 852-3212

press@endurance.com

Constant Contact Investor Contact:

Jeremiah Sisitsky

Constant Contact

(339) 222-5740

ir@constantcontact.com

Constant Contact Press Contact:

Erika Tower

Constant Contact

(781) 482-7039

pr@constantcontact.com